Exhibit 99.1


                       Trustee's Distribution Statement


To the Holders of:
STRATS(SM) TRUST FOR ALLSTATE CORPORATION SECURITIES, SERIES 2006-3 Structured Repackaged Asset-Backed Trust Securities
*CUSIP:       86310N202 - Variable Floating Rate Certificates


The Bank of New York, as Trustee for the STRATS(SM) TRUST FOR ALLSTATE CORPORATION SECURITIES, SERIES 2006-3, hereby gives notice with respect to the Scheduled Distribution Date of January 2, 2007 (the "Distribution Date") as follows:

1. The amount received from Wachovia Bank, N.A. (the "Swap Counterparty") on the Distribution Date was $233,333.33 and was distributed to Certificateholders as interest. The above amount was calculated by applying an interest rate of 8.0000% to a notional amount of $35,000,000, pursuant to a swap agreement dated as of April 28, 2006 between the Trustee and the Swap Counterparty (the "Swap Agreement").

2. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate is set forth below:

            Principal          Interest                 Total Distribution
            $  0.000000        $   0.1666667            $  0.1666667

3. The amount of aggregate interest due and not paid as of the Distribution Date is 0.000000.

4. No fees have been paid to the Trustee or any other party from the proceeds of the Underlying Securities.

5. At the close of business on December 1, 2006, the first day of the distribution period to which this statement relates (the "Beginning Date"), $35,000,000 aggregate principal amount of The Allstate Corporation 5.95% Notes due 2036 (the "Underlying Securities") were held for the above trust. At the close of business on the Distribution Date, $35,000,000 aggregate principal amount of the Underlying Securities were held for the above trust.

6. At the close of business on the Beginning Date, 1,400,000 Certificates representing $35,000,000 aggregate Certificate Principal Balance were outstanding. At the close of business on the Distribution Date, 1,400,000 Certificates representing $35,000,000 aggregate Certificate Principal Balance were outstanding.

7. Pursuant to the Series Supplement, dated as of April 28, 2006, between the Depositor and the Trustee, the Trustee is required to establish an account in which to deposit all funds posted to secure the obligations of the Swap Counterparty under the Swap Agreement (the "Collateral Account"). At the close of business on the Beginning Date, the balance in the Collateral Account was $6,230,000. At the close of business on the Distribution Date, the balance in the Collateral Account was $6,230,000.

8. The record date for the Distribution Date was December 29, 2006 and the Interest Accrual Period for the Distribution Date was the period from and including December 1, 2006 to but excluding January 1, 2007.

9. The current rating of the Underlying Securities is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

The Bank of New York, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.


                                      2